UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2020

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado, Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition

On October 28, 2020, Murphy USA Inc. issued a news release announcing its financial results for the three and nine months ended September 30, 2020. The full text of this news release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, Item 7.01 and Item 9.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.   Regulation FD Disclosures

On October 28, 2020, Murphy USA Inc. issued a news release announcing an updated capital allocation strategy for the Company including a new $500 million share repurchase program to begin upon completion of the current $400 million authorization and available to be executed by December 31, 2023, and the institution of a quarterly dividend to common shareholders. The dividend of $0.25 per share, or $1.00 per share on an annualized basis, will be paid on December 1, 2020, to shareholders of record as of November 13, 2020. The capital allocation strategy also includes reaffirmation of the Company's commitment to organic growth, a new focus on food and beverage capabilities and potential involvement in mergers and acquisitions. The full text of this news release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1   News release issued by Murphy USA Inc., dated October 28, 2020, announcing financial results for the three and nine months ended September 30, 2020.

99.2 News release issued by Murphy USA Inc., dated October 28, 2020, announcing its updated capital allocation strategy.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	October 28, 2020	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	News release issued by Murphy USA Inc., dated October 28, 2020, announcing earnings for the three and nine months ended September 30, 2020

99.2	News release issued by Murphy USA Inc., dated October 28, 2020, announcing its updated capital allocation strategy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)